UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 15, 2013

Ocera Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35119	63-1192270

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12651 High Bluff Drive, Suite 230 San Diego, CA	92130

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (858) 436-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.

On September 19, 2013, Ocera Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K to disclose that it had approved a restructuring plan related to the operations in its Sherbrooke, Quebec facility (the “Sherbrooke Facility”).  At that time, the Company was unable to estimate the expenses and charges to be incurred in connection with this action.   The Company now estimates that it will incur total charges of approximately $2.2 million to $2.5 million in connection with the restructuring plan including cash expenses of approximately $900,000 to $1.1 million. These expenses and charges include (i) an estimate of approximately $100,000 to $200,000 associated with the termination of operating activities in the leased office and laboratory space at the Sherbrooke Facility; (ii) an estimate of approximately $700,000 to $800,000 associated with the separation from employment of 17 employees at the Sherbrooke Facility; (iii) impairment of assets estimated at approximately $1.3 million to $1.4 million; and (iv) an estimate of approximately $100,000 in other liabilities related to the restructuring plan.

This current report on Form 8-K/A  contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the expected financial effect of the restructuring plan including estimate of charges and expenses. Statements that may be considered forward-looking include statements incorporating terms such as "expects," "believes," "intends," “estimates”, “forecasts,” "anticipates," “may,” “should”, and similar terms that relate to future events, performance, or results of the Company. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the historical experience of the Company and management's present expectations or projections, including unexpected adjustments made in connection with the preparation and review of the Company's financial statements. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and management undertakes no obligation to update publicly any of them in light of new information or future events.

Introduction
On July 16, 2013, Ocera Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K announcing that on July 15, 2013, Tranzyme, Inc., a Delaware corporation ("Tranzyme"), completed its business combination with Ocera Therapeutics, Inc., a privately held Delaware corporation (“Private Ocera”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated as of April 23, 2013, by and among Private Ocera, Tranzyme and Terrapin Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Tranzyme. The Current Report on Form 8-K filed on July 16, 2013 is incorporated herein by reference and this Current Report supplements the information contained in Item 9.01 of that report.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The unaudited interim financial statements of Private Ocera, including Private Ocera's unaudited balance sheet as of June 30, 2013, unaudited statements of operations and comprehensive loss for the three and six months ended June 30, 2013 and 2012 and for the period from December 20, 2004 (inception) to June 30, 2013, unaudited statements of cash flows for the six months ended June 30, 2013 and 2012 and for the period from December 20, 2004 (inception) to June 30, 2013 and the notes related thereto, and management's discussion and analysis of financial condition and results of operations are filed as Exhibit 99.1 and are incorporated herein by reference.
The audited financial statements of Private Ocera, including Private Ocera's audited balance sheets as of December 31, 2012 and 2011, statements of operations and comprehensive loss for each of the two years in the period ended December 31, 2012, and for the period from December 20, 2004 (inception) to December 31, 2012, statements of Convertible Preferred Stock and stockholders' deficit for the period from December 20, 2004 (inception) to December 31, 2012, statements of cash flows for the years ended December 31, 2012 and 2011, and for the period from December 20, 2004 (inception) to December 31, 2012, the notes related thereto and the related independent registered public accounting firm's report are filed as Exhibit 99.2 and are incorporated herein by reference.
The unaudited pro forma combined financial information of Private Ocera, including Private Ocera's combined balance sheet as of June 30, 2013, the unaudited pro forma combined statements of operations and comprehensive loss for the six months ended June 30, 2013, the unaudited pro forma combined statements of operations and comprehensive loss for the year ended December 31, 2012 and the notes related thereto, are filed as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
10.1#	Restated License Agreement by and between Ocera Subsidiary, Inc. and Kureha Corporation, dated as of March 6, 2008
10.2#	Agreement by and between Ocera Subsidiary, Inc. and Kureha Corporation, dated April 5, 2012
10.3#	Commercial Manufacture and Supply Agreement by and between Ocera Subsidiary, Inc. and Kureha Corporation, dated as of November 1, 2007
10.4#	Clinical Manufacture and Supply Agreement by and between Ocera Subsidiary, Inc. and Kureha Corporation, dated as of December 22, 2005
10.5#
Deed by and between Ocera Subsidiary, Inc. and UCL Business PLC, dated as of February 20, 2013, relating to and amending certain provisions of the Amended and Restated License Agreement by and between Ocera Subsidiary, Inc. and UCL Business PLC, dated as of July 26, 2011, a copy of which is attached to the Deed

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Unaudited Interim Financial Statements of Ocera Therapeutics, Inc. (a Development Stage Company)
Balance Sheet as of June 30, 2013
Statements of Operations and Comprehensive Loss for the Three and Six Months Ended June 30, 2013 and 2012 and for the Period from December 20, 2004 (inception) to June 30, 2013
Statements of Cash Flows for the Six Months Ended June 30, 2013 and 2012 and for the Period from December 20, 2004 (Inception) to June 30, 2013
Notes to the Financial Statements
Management's Discussion and Analysis of Financial Condition and Results of Operations
99.2	Audited Financial Statements of Ocera Therapeutics, Inc. (a Development Stage Company)
Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2012 and 2011
Statements of Operations and Comprehensive Loss for the Years Ended December 31, 2012 and 2011, and for the Period from December 20, 2004 (inception) to December 31, 2012

Statements of Convertible Preferred Stock and Stockholders' Deficit for the Years Ended December 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005 and for the period from December 20, 2004 (inception) to December 31, 2004

Statements of Cash Flows for the Years Ended December 31, 2012 and 2011, and for the Period from December 20, 2004 (inception) to December 31, 2012
Notes to Financial Statements
99.3	Unaudited Pro Forma Combined Financial Information of Ocera Therapeutics, Inc. (a Development Stage Company)
Balance Sheet as of June 30, 2013
Statement of Operations and Comprehensive Loss for the Six Months Ended June 30, 2013
Statement of Operations and Comprehensive Loss for the Year Ended December 31, 2012
Notes to the Unaudited Pro Forma Combined Financial Statements
#	Portions of these exhibits have been omitted pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission.
*      *       *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2013	Tranzyme, Inc.
	By:	/s/ Linda S. Grais, M.D.
Linda S. Grais, M.D.
President and Chief Executive Officer

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